UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

         ☑ Filed by the Registrant                  ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
 Blackbaud, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

BLACKBAUD, INC.

2023 Annual Meeting
Vote by June 13, 2023
11:59 PM ET

blackbaud

BLACKBAUD, INC.
65 FAIRCHILD STREET
CHARLESTON, SC 29492
ATTN: JON W. OLSON

V12074-P83457

You invested in BLACKBAUD, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2023.**

Get informed before you vote

View the Notice of Annual Meeting of Stockholders and Proxy Statement, Annual Report and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 14, 2023
4:00 PM ET

Virtually at:
www.virtualshareholdermeeting.com/BLKB2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. ELECTION OF CLASS A DIRECTORS **Nominees:** 1a. Yogesh K. Gupta	For
1b. Rupal S. Hollenbeck	For
2. ADVISORY VOTE TO APPROVE THE 2022 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	For
3. ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	1 Year
4. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BLACKBAUD, INC. 2016 EQUITY AND INCENTIVE COMPENSATION PLAN.	For
5. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.	For

NOTE: In their discretion, appointed proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. The proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. **If no direction is made, the proxy will be voted FOR each of the nominees in Proposal 1, FOR Proposals 2, 4 and 5 and for 1 YEAR on Proposal 3.**

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V12075-P83457